UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street
3rd Floor
New York, NY 10119
(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2025, the Stockholder Rights Agreement, dated as of March 17, 2023, as amended, by and between WisdomTree, Inc. (the “Company”) and Continental Stock Transfer and Trust Company, as rights agent (the “Rights Agreement”), expired by its terms and the associated preferred stock purchase rights to purchase shares of Series B Junior Participating Cumulative Preferred Stock of the Company (the “Series B Preferred Stock”) expired.

Following the expiration of the Rights Agreement, on March 18, 2025, the Company filed a Certificate of Elimination to its Amended and Restated Certificate of Incorporation, as amended (the “Charter”), with the Secretary of State of the State of Delaware, eliminating from the Charter all references to the Series B Preferred Stock set forth in the Company’s Certificate of Designations with respect to its Series B Preferred Stock. No shares of Series B Preferred Stock were outstanding at the time the Certification of Elimination was filed. The Certificate of Elimination became effective on March 18, 2025.

The foregoing summary of the Certificate of Elimination is qualified in its entirety by the full text of the Certificate of Elimination, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Elimination of Series B Junior Participating Cumulative Preferred Stock of WisdomTree, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: March 18, 2025	By:	/s/ Bryan Edmiston
Bryan Edmiston
Chief Financial Officer